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                                                                    EXHIBIT 23.2


     We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm contained in Kaiser Aluminum Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, which is incorporated into the Company's previously filed Registration Statements on Form S-3 No.'s 333-16239 and 333-71 and Registration Statement on Form S-8 No. 33-49889.



                                        WHARTON LEVIN EHRMANTRAUT
                                            KLEIN & NASH, P.A.




March 6, 2000